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                                                                    Exhibit 10.3
                          SECOND AMENDMENT TO SECOND
                      AMENDED AND RESTATED LOAN AGREEMENT
                      -----------------------------------

                                 (And Waiver)

     THIS DOCUMENT is entered into as of June 30, 2000 (the "Effective Date"), between MATRIX FINANCIAL SERVICES CORPORATION, an Arizona corporation ("Borrower"), those Lenders signing on the signature page below, and BANK ONE, TEXAS, N.A., as Administrative Agent for Lenders (in that capacity "Administrative Agent").

     Borrower, Lenders, and Administrative Agent have entered into the Second Amended and Restated Loan Agreement (as renewed, extended, amended, or restated, the "Loan Agreement") dated as of July 30, 1999, providing for loans to Borrower. Borrower has requested and, upon the following terms and conditions, Administrative Agent and Lenders have agreed, to certain amendments described in Paragraph 2 below and certain waivers described in Paragraph 3 below.

     Accordingly, for adequate and sufficient consideration, Borrower, Lenders, and Administrative Agent agree as follows:

     1.   TERMS AND REFERENCES.  Unless otherwise stated in this document (A)
          --------------------
terms defined in the Loan Agreement have the same meanings when used in this document and (B) all references to "Sections," "Schedules," and "Exhibits" are to the Loan Agreement's sections, schedules, and exhibits.

     2.   AMENDMENTS.
          ----------

     (A) The following definition in Section 1.1 is amended in its entirety as follows:

               Warehouse-Stated-Termination Date means September 30, 2000.

     (B)  Section 4.1 is entirely amended as follows:

               4.1 Eligible Collateral. The eligibility requirements for Collateral to be included in the Borrowing Base are listed on Schedule
          4.1. If at any time any item of Collateral ceases to meet those requirements, then that item is automatically excluded from all calculations of the applicable Borrowing Base; provided that, Administrative Agent, in its sole discretion, may grant temporary waivers of strict compliance with (a) the Wet Period, provided that in no event may the Wet Period ever exceed 12 calendar days, (b) the Shipping Period, provided that in no event may the Shipping Period ever exceed 50 calendar days; and (c) the Correction Period, provided that in no event may the Correction Period ever exceed 20 calendar days; in each case only to the extent that the aggregate fair market value of the Collateral associated with the deviation from strict compliance with the requirements of Eligible Mortgage Collateral does not exceed $500,000.

     (C)  Section 9.6(b) is entirely amended as follows:

               (b) the Servicing Portfolio may never be less than $2,700,000,000.

     (D) Section 11.6 is amended to add the following provision as the last sentence:

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          Administrative Agent may from time to time, in its sole discretion, appoint a successor or Affiliate to act as custodial agent, collateral agent, bailee, or agent under this Agreement for and on behalf of Administrative Agent.

     (E) Amended Exhibit D-6(C)(9)(d) is amended to reflect the minimum Servicing Portfolio in the form of the attached Second Amended Exhibit D-6 and all references to Amended Exhibit D-6 shall be amended to include a reference to the Second Amended Exhibit D-6.

     3.   WAIVER.  Upon Borrower's request, Lenders waive any Potential Default
          ------
or Default that may exist solely as a result of:

     (A) The Companies' failure to maintain the minimum Net Worth for the month ending February 29, 2000, as required by Section 9.1(a); and

     (B) Borrower's failure to maintain a Servicing Portfolio of at least $3,000,000,000 for the period from March 31, 2000, through the Effective Date, as required by Section 9.6.

Except as expressly stated, this paragraph is not a waiver of existing or future Potential Defaults or Defaults or a waiver of Administrative Agent's or any Lender's Rights to insist upon compliance by all other relevant parties with each Loan Document.

     4.   CONDITIONS PRECEDENT.  Notwithstanding any contrary provision, the
          --------------------
foregoing paragraphs in this document are not effective unless and until (A) the representations and warranties in this document are true and correct and (B) Administrative Agent receives counterparts of this document executed by Borrower, Guarantor, and Lenders.

     5.   RATIFICATIONS.  To induce Administrative Agent and Lenders to enter
          -------------
into this document, Borrower (A) ratifies and confirms all provisions of the Loan Documents as amended by this document, (B) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Administrative Agent and Lenders under the Loan Documents (as they may have been renewed, extended, and amended) are not released, reduced, or otherwise adversely affected by this document and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and
(C) agrees to perform those acts and duly authorize, execute, acknowledge, deliver, file, and record those additional documents, and certificates as Administrative Agent or any Lender may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

     6.   REPRESENTATIONS.  To induce Administrative Agent and Lenders to enter
          ---------------
into this document, Borrower represents and warrants to Administrative Agent and Lenders that as of the date of this document (A) Borrower has all requisite authority and power to execute, deliver, and perform its obligations under this document, which execution, delivery, and performance have been duly authorized by all necessary corporate action, require no action by or filing with any Tribunal, do not violate its corporate charter or bylaws, or (except where not a Material-Adverse Event) violate any Law applicable to it or any material agreement to which it or its assets are bound, (B) upon execution and delivery by all parties to it, this document will constitute Borrower's legal and binding obligation, enforceable against it in accordance with their respective terms except as that enforceability may be limited by Debtor Laws and general principles of equity, (C) all other representations and warranties in the Loan Documents are true and correct in all material respects except to the extent that (1) any of them speak to a different specific date or (2) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Loan Agreement, and (D) no Material-Adverse Event, Default, or Potential Default exists.

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     7.   EXPENSES.  Borrower shall pay all costs, fees, and expenses paid or
          --------
incurred by Administrative Agent incident to this document, including, without limitation, the reasonable fees and expenses of Administrative Agent's special counsel in connection with the negotiation, preparation, delivery, and execution of this document and any related documents.

     8.   MISCELLANEOUS.  All references in the Loan Documents to the "Loan
          -------------
Agreement" refer to the Loan Agreement as amended by this document. This document is a "Loan Document" referred to in the Loan Agreement; therefore, the provisions relating to Loan Documents in Sections 1 and 12 are incorporated in this document by reference. Except as specifically amended and modified in this document, the Loan Agreement is unchanged and continues in full force and effect. This document may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This document binds and inures to each of the undersigned and their respective successors and permitted assigns, subject to Section 12.12. THIS DOCUMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                    Remainder of page intentionally blank.
                            Signature page follows.


                                       3                       Second Amendment
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     EXECUTED as of the date first stated in this Second Amendment to Second
Amended and Restated Loan Agreement.


MATRIX FINANCIAL SERVICES              BANK ONE, TEXAS, N.A., as Administrative
CORPORATION, as Borrower               Agent, as a Lender, and as Bank One


By        /s/ George R. Bender         By        /s/ Joey T. Orr
    -------------------------------        -----------------------------------
    George R. Bender, President            Joey T. Orr, Vice President


U.S. BANK NATIONAL ASSOCIATION,        RESIDENTIAL FUNDING CORPORATION,
formerly Colorado National Bank,       as a Lender
as a Lender

By        /s/ Charles Ezell            By        /s/ Mitchell K. Nomura
    -------------------------------        -----------------------------------
    Charles Ezell, Vice President          Mitchell K. Nomura, Director


                                                     Second Amended Exhibit D-6
                                                     --------------------------
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                             CONSENT AND AGREEMENT
                             ---------------------

     To induce Administrative Agent and Lenders to enter into this document, the undersigned (a) consents and agrees to this document's execution and delivery,
(b) ratifies and confirms that all guaranties, assurances, Liens, and subordinations granted, conveyed, or assigned to Administrative Agent and Lenders under the Loan Documents (as they may have been renewed, extended, and amended) are not released, diminished, impaired, reduced, or otherwise adversely affected by this document and continue to guarantee, assure, secure, and subordinate other debt to the full payment and performance of all present and future Obligation, (c) agrees to perform those acts and duly authorize, execute, acknowledge, deliver, file, and record those additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Administrative Agent or any Lender may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, Liens, and subordinations, (d) represents and warrants to Administrative Agent and Lenders that (i) the value of the consideration received and to be received by the undersigned in respect of those guaranties, assurances, Liens, and subordinations are reasonably worth at least as much as the related liability and obligation, (ii) that liability and obligation may reasonably be expected to directly or indirectly benefit the undersigned, and (iii) the undersigned is -- and after giving effect to those guaranties, assurances, Liens, subordinations, and the Loan Documents, in light of all existing facts and circumstances (including, without limitation, collateral for and other obligors in respect of the Obligation and various components of it and various rights of subrogation and contribution), the undersigned will be -- Solvent, and (e) waives notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and its successors and permitted assigns and inures to Administrative Agent, each Lender, and their successors and permitted assigns.


                                            MATRIX BANCORP, INC., as Guarantor


                                            By        /s/ Guy A. Gibson
                                                -------------------------------
                                                Guy A. Gibson, President



                                                      Second Amended Exhibit D-6
                                                      --------------------------

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